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                                                              EXHIBIT 10.15


                     SUBSCRIPTION AND SHAREHOLDERS AGREEMENT

     THIS SUBSCRIPTION AND SHAREHOLDERS AGREEMENT (this "AGREEMENT") is made as of September 5, 2002, among MDCP Acquisitions plc, a public limited company organized under the laws of the Republic of Ireland with company number 357957 (the "COMPANY"), the MDCP Co-Investors and each of the Persons listed on the Schedule of Additional Investors attached hereto (each an "ADDITIONAL INVESTOR" and collectively, the "ADDITIONAL INVESTORS"). The MDCP Co-Investors and the Additional Investors are collectively referred to herein as the "INVESTORS" and in the singular as an "INVESTOR". Except as otherwise indicated herein, capitalized terms used herein are defined in Section 10 hereof.

     WHEREAS, on July 5, 2002, MDCP Acquisitions I, an indirect wholly-owned subsidiary of the Company, made an offer (the "TAKE-OVER OFFER") to acquire all of the issued and to be issued share capital of Jefferson Smurfit Group plc, an Irish public limited company (the "GROUP");

     WHEREAS, the MDCP Co-Investors and the Additional Investors will collectively own 66,200,000 Ordinary Shares;

     WHEREAS, the Company desires to issue to each Additional Investor, and each Additional Investor desires to purchase from the Company, Ordinary Shares on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, the Company and the Investors are also entering into this Agreement in order to record the arrangements which they have agreed should apply to the Investors' participation in the Company and to set out certain terms governing the relationship amongst the Investors as shareholders.

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. SUBSCRIPTION.

     1A. SUBSCRIPTION FOR ORDINARY SHARES. On the date hereof or any other date agreed to by the Company and an Investor (for each such Investor, such Investor's "ISSUANCE DATE"), each Investor (other than the MDCP Co-Investors) shall subscribe for from the Company and the Company shall issue to each such Investor, the number of Ordinary Shares set forth opposite such Investor's name on the SCHEDULE OF ADDITIONAL INVESTORS attached hereto for the consideration set forth opposite such Investor's name on the SCHEDULE OF ADDITIONAL INVESTORS at a price of E0.001 per share.

     1B. MECHANICS. The closing of the subscription and issuance of the Ordinary Shares shall take place at the offices of Kirkland & Ellis, 200 E. Randolph Dr., Chicago, Illinois at 10:00 a.m. Chicago time on the Issuance Date and at the offices of Arthur Cox, Earlsfort Terrace, Dublin 2, also at 10:00 a.m. Chicago time (4:00 p.m. Irish time) on the Issuance Date. On the Issuance Date for any Investor, the following transactions shall occur in the following order:


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          (i) such Investor (other than the MDCP Co-Investors) shall pay in cash by wire transfer of immediately available funds to the Company the amount set forth opposite such Investor's name on the SCHEDULE OF ADDITIONAL INVESTORS attached hereto; and

          (ii) the Company, acting through its board of directors, shall issue to such Investor acquiring Ordinary Shares hereunder the number of Ordinary Shares set forth opposite such Investor's name on the SCHEDULE OF ADDITIONAL INVESTORS attached hereto; and

          (iii) the name of such Investor (or its nominee) shall then be entered into the Company's register of members as the holder of the number of Ordinary Shares subscribed for hereunder and such Investor (or its nominee) shall be issued a share certificate by the Company evidencing those Ordinary Shares upon filing of the appropriate documentation in the Companies Registration Office in Dublin and payment of the relevant companies capital duties; and

          (iv) the Registration Agreement shall have been amended and restated in substantially the form attached hereto as EXHIBIT A and such Additional Investor shall deliver an executed counterpart thereto to the Company; and

          (v) the Corporate Governance Agreement shall have been amended and restated in substantially the form attached hereto as EXHIBIT B and such Additional Investor shall have delivered an executed counterpart thereto to the Company.

     Section 2. PURCHASE AND TRANSFER RIGHTS.

     2A. PURCHASE RIGHTS. Notwithstanding anything else to the contrary herein, in the event that at any time on or prior to the date for settlement of consideration in connection with the Take-Over Offer (the "SETTLEMENT DATE"), any Additional Investor breaches any material obligation under this Agreement or any agreement to which each of the Company or any of its Subsidiaries, on the one hand, and the Additional Investor, on the other hand, is a party, MDCP IV Global Investments LP ("MDCP IV") shall have the right, exercised in its sole discretion, to purchase all Ordinary Shares subscribed for hereunder or otherwise owned by such Additional Investor (the "PURCHASE RIGHT"). The Purchase Right may be exercised by MDCP IV by delivering to the Additional Investor an amount in cash per Ordinary Share (for each such share, the "PER SHARE PRICE") equal to (i) the sum of the aggregate subscription price paid by the Additional Investor for Ordinary Shares plus all amounts contributed to or invested in the Company by such Additional Investor, in each case on or prior to the Settlement Date divided by (ii) the number of Ordinary Shares owned by such Additional Investor as of the Settlement Date. From and after such time as MDCP IV has sent the Per Share Price to any Additional Investor, the Additional Investor from whom such Ordinary Shares are to be purchased shall no longer have any rights as a holder of such Ordinary Shares, and such shares shall be deemed transferred to MDCP IV and MDCP IV shall be deemed the owner and holder of such Ordinary Shares. In furtherance of its obligations under this paragraph 2A, each Additional Investor agrees that any share certificate otherwise required to be delivered to any Additional Investor hereunder shall be retained by the Company and that the Company shall, notwithstanding the terms of Section 1 hereunder, not be obligated to deliver the share certificates otherwise required to be delivered hereunder until the tenth (10th) business day after the Settlement Date (with it being understood


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that if MDCP IV exercises the Purchase Right prior to such date, the Company shall have no obligation to deliver a share certificate to the Additional Investor).

     2B. TRANSFER OBLIGATIONS. Each Investor agrees that if requested by the MDCP Co-Investor Majority in connection with the financing in connection with the Take-Over Offer, such Investor shall Transfer to any other Person directed by the MDCP Co-Investor Majority a number of Ordinary Shares as directed by the MDCP Co-Investor Majority; PROVIDED that (i) the price per Ordinary Share paid to each such Investor shall be not less than the Per Share Price and (ii) no Investor shall be required to Transfer pursuant to this paragraph 2B a higher percentage of the Ordinary Shares owned by such Investor than the percentage of Ordinary Shares being Transferred by the MDCP Co-Investors in a Transfer pursuant to this paragraph 2B. From and after such time as the Per Share Price has been delivered to any Investor, the Investor from whom such Ordinary Shares are being Transferred shall no longer have any rights as a holder of such Ordinary Shares, and such shares shall be deemed Transferred to the purchaser thereof and such purchaser shall be deemed the owner and holder of such Ordinary Shares. In furtherance of its obligations under this paragraph 2B, each Investor agrees that any share certificate issued to such Investor shall promptly, but in any event within five (5) business days after notice of the required Transfer, deliver any share certificate to the Company for performance hereunder and the Company shall promptly after receipt of such certificate for Transfer, deliver to such Investor a certificate representing the shares not so Transferred. Without limiting any remedies that the Company or the MDCP Co-Investor Majority may have as a result of a breach by an Investor from whom a Transfer is being required, in the event that an Investor breaches its obligations under this paragraph 2B, each such Investor agrees that the Company may amend the register of the Company's shareholders to provide that such Investor is no longer the owner of any shares for which such Investor has been paid the Per Share Price. Unless otherwise determined by the MDCP Co-Investor Majority, no Transfer pursuant to this paragraph 2B shall be subject to the restrictions on Transfer of Section 7.

     Section 3. COVENANTS OF THE COMPANY.

     3A. FINANCIAL STATEMENTS AND OTHER INFORMATION. Until the earlier of the effective date of the Company's initial Listing or the date of consummation of a Sale of the Company, the Company shall deliver to each Investor and to each other holder of at least 15% of the Ordinary Shares.

          (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such monthly period;

          (ii) as soon as available but in any event within 45 days after the end of each quarterly accounting period in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and a consolidated balance sheet of the Company and its Subsidiaries as of the end of such


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     quarterly period, setting forth in each case comparisons to the annual budget and to the corresponding period in the preceding fiscal year;

          (iii) within 120 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, accompanied with respect to the consolidated portions of such statements (except with respect to budget data), by an opinion of an independent accounting firm of recognized international standing acceptable to the Board; and

          (iv) at least 30 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets.

     3B. INSPECTION OF PROPERTY. Until the earlier of the effective date of the Company's initial Listing or the date of the consummation of a Sale of the Company, the Company shall permit any representatives designated by any Investor or any holder of at least 15% of the outstanding Ordinary Shares, upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, chief executive officer and chief financial officer of the Company.

     3C. PREEMPTIVE RIGHT.

          (i) If the Company proposes to issue any additional Ordinary Shares or Equity Securities or Equity Equivalents that are convertible or exercisable into Ordinary Shares to the MDCP Co-Investors or any of their respective Affiliates (the "NEW SHARES") after the date hereof, each Investor shall have the right to purchase all or part of a portion of the New Shares equal to the product of (a) the total number of New Shares proposed to be issued, MULTIPLIED BY (b) a fraction, (I) the numerator of which is the number of Class D Convertible Shares (if any) and Ordinary Shares held by such shareholder as of the date hereof and (II) the denominator of which is the total number of Class D Convertible Shares and Ordinary Shares which are held by all shareholders immediately prior to the proposed issuance.

          (ii) The Company shall give each Investor written notice of any proposed issuance of New Shares (the "OPTION ISSUANCE NOTICE") describing the price and terms upon which the Company proposes to issue and sell such New Shares. During the 20-day period following the date of delivery of the Option Issuance Notice (the "ELECTION PERIOD") each Investor may exercise his, her or its right to purchase New Shares in accordance with this paragraph 3C, for the price and upon the terms and conditions


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     specified in the Option Issuance Notice by giving written notice to the
     Company and stating therein the quantity of New Shares to be purchased.

          (iii) In the event that any Investor fails to exercise its right to subscribe for any New Shares which it is entitled to subscribe for under this paragraph 3C, the Company shall have 90 days following the Election Period to issue or enter into an agreement to issue the New Shares not elected to be subscribed for by the other Investors at the price and upon terms not substantially more favorable to the prospective subscribers for such New Shares than those specified in the Option Issuance Notice. In the event the Company has not issued the New Shares or entered into an agreement to issue the New Shares within the said 90-day period, the Company shall not thereafter issue otherwise transfer such New Shares without first offering such New Shares to the Investors in the manner provided in this paragraph 3C.

          (iv) If an Investor elects to subscribe for any New Shares pursuant to this paragraph 3C the closing of such subscription shall occur at such time and at such location selected by the Company.

          (v) Notwithstanding anything else to the contrary set forth herein, the provisions of this paragraph 3C shall not apply to any Excluded Issuances.

     Section 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to the Investors to enter into this Agreement and subscribe for the Ordinary Shares, the Company hereby represents and warrants to the Investors, as of the date of this Agreement, that:

     4A. ORGANIZATION AND CORPORATE POWER. The Company is a public limited company duly organized and validly existing under the laws of Ireland and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's Articles of Association which have been furnished to the Investors' counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

     4B. AUTHORISED SHARE CAPITAL AND RELATED MATTERS.

          (i) The authorized share capital of the Company is as set forth in the Articles of Association. As of the Issuance Date, all of the outstanding Ordinary Shares are validly issued and fully paid.

          (ii) There are no statutory or contractual shareholders preemptive rights or rights of refusal with respect to the issuance of the Ordinary Shares hereunder, except as may be provided herein and in the MIP, the MEIAs or the Articles of Association. There are no agreements between the Company's shareholders with respect to the voting or transfer of the Company's share capital or with respect to any other aspect


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     of the Company's affairs, except for this Agreement and the MIP, the MEIA, the Corporate Governance Agreement and the Registration Agreement.

          (iii) The Ordinary Shares being issued to an Additional Investor hereunder are being issued to such Additional Investor free and clear of all liens, encumbrances and restrictions (other than restrictions existing under applicable securities laws or created hereunder or by the agreements contemplated hereby) and the issuance of the Ordinary Shares hereunder has been duly authorized by the Company.

     4C. AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement has been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and (ii) for limitations imposed by general principles of equity. The execution, delivery and performance by the Company of this Agreement do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's share capital or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Articles of Association of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

     4D. COMPLIANCE WITH LAWS. The Company has not violated any law or any governmental regulation or requirement which violation would reasonably be expected to have a material adverse effect upon its business, financial condition, operating results, assets, liabilities, customer, employee or supplier relations, prospects or value. The Company is not subject to any clean up liability under any applicable environmental law, rule or regulation.

     Section 5. INVESTORS' REPRESENTATIONS. Each of the Investors hereby represents and warrants to each other Investor and to the Company for itself, severally and ratably and not jointly, as of the Issuance Date, that:

     5A. CORPORATE EXISTENCE AND POWER. If such Investor is a company or a partnership, such Investor is duly organized and validly existing under the laws of its jurisdiction of organization and has all corporate, partnership or limited liability company powers (as applicable) and all material governmental and regulatory licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. If such Investor is a company or a partnership, such Investor is duly qualified to do business in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have a material adverse effect on such Investor.

     5B. AUTHORIZATION. If such Investor is a company or a partnership, the execution, delivery and performance by such Investor of this Agreement and the other agreements and documents contemplated hereby to which such Investor is a party and the consummation of the


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transactions contemplated hereby and thereby are within such Investor's corporate, partnership or limited liability company powers (as applicable) and have been duly authorized by all necessary corporate, partnership or limited liability company action (as applicable) on the part of such Investor. Each Investor that is an individual has sufficient legal capacity to assess, execute and deliver this Agreement on his or her own behalf. This Agreement and each other agreement and document contemplated hereby to which the Investor is or becomes a party constitutes a legal, valid and binding agreement of such Investor, enforceable against such Investor in accordance with its terms, except
(i) as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and (ii) for limitations imposed by general principles of equity.

     5C. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by such Investor of this Agreement and the consummation of the transactions contemplated hereby and thereby require no action with respect to such Investor by or in respect of, or filing with, any governmental or regulatory entity other than (i) compliance with any applicable filing requirements with competition authorities (each of which has been made by such Investor) and (ii) other filings, notifications and consents that may be required after consummation of the transactions contemplated hereby or are immaterial to the consummation of the transactions contemplated hereby.

     5D. NONCONTRAVENTION. The execution, delivery and performance by such Investor of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate the organizational documents, if any, of such Investor, (ii) violate any applicable law, except for any such violation which would not have a material adverse effect on the ability of such Investor to consummate the transactions and perform all of such Investor's obligations hereunder contemplated hereby and thereby or (iii) require any consent or other action by any Person, or constitute a default, under any provision of any agreement or other instrument binding upon such Investor, except as to matters which would not be material to such Investor.

     Section 6. ADDITIONAL INVESTOR REPRESENTATION AND WARRANTY, Each Additional Investor represents, warrants and covenants to the MDCP Co-Investors and the Company that: (a) the determination of such Additional Investor to purchase the Ordinary Shares pursuant to this Agreement and to enter into the agreements contemplated hereby has been made by such Additional Investor on the basis of its own due diligence investigation, independent of any other Investor and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company, the Group or any of their respective Subsidiaries which may have been made or given by any other Investor or by any agent or employee of any other Investor, and represents the investment decision of such Additional Investor alone, (b) no other Investor has acted as an agent of such Additional Investor in connection with making its investment hereunder and that no other Investor shall be acting as an agent of such Investor in connection with monitoring its investment hereunder, (c) no representation or warranty is being made by the MDCP Co-Investors, the Company, the Group or any of their respective Affiliates (collectively, the "MDCP CO-INVESTOR PARTIES") or being relied upon by any Additional Investor in connection with the purchase and sale hereunder and the transactions contemplated hereby and the other agreements or documents being delivered by such Additional Investor hereunder, (d) forever releases, discharges and


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covenants not to sue any of the MDCP Co-Investor Parties in any matter in connection with the purchase and sale of Ordinary Shares hereunder and the transactions contemplated hereby and the other agreements or documents being delivered by such Additional Investor hereunder, except for representations, warranties and covenants expressly made by such MDCP Co-Investor Party and set forth in this Agreement and the other agreements and documents contemplated hereby to which such MDCP Co-Investor Party is a party, (e) other than costs and expenses expressly agreed to be paid by the Company in writing, such Additional Investor is solely responsible for all costs, expenses, taxes, duties, filing fees and charges arising out of the purchase and sale of Ordinary Shares hereunder and any other transaction contemplated hereby or by the agreements or documents delivered by such Additional Investor in connection with this Agreement, (f) the MDCP Co-Investor Parties have retained Kirkland & Ellis and Arthur Cox in connection with the transactions contemplated hereby and expect to retain Kirkland & Ellis and Arthur Cox as legal counsel in connection with the management and operation of the investment in the Company, (g) Kirkland & Ellis and Arthur Cox are not representing and will not represent any Additional Investor in connection with the transaction contemplated hereby or any dispute which may arise between any of the MDCP Co-Investor Parties, on the one hand, and any Additional Investor, on the other hand, (h) such Additional Investor will, if it wishes counsel on the transactions contemplated hereby, retain at its own expense its own independent counsel, and (i) Kirkland & Ellis and Arthur Cox may represent the MDCP Co-Investor Parties in connection with any and all matters contemplated hereby (including, without limitation, any dispute or litigation between any of the MDCP Co-Investor Parties, on the one hand, and any Additional Investor, on the other hand).

     Section 7. RESTRICTIONS ON TRANSFER.

     7A. GENERAL. Unless otherwise consented to by the MDCP Co-Investor Majority, no Investor may directly or indirectly (including by means of a change of ownership or change of control of such Investor or any Person directly or indirectly controlling such Investor if such change is designed to circumvent the provisions of this Agreement) sell, assign, transfer, exchange, mortgage, pledge, grant a security interest in, or otherwise dispose of or encumber (including by operation of law) all or any part of such Investor's Ordinary Shares (a "TRANSFER"), except as provided in this paragraph 7A or permitted by paragraphs 7B or 7C and no such Transfer shall relieve the transferor of its obligations hereunder. The restrictions set forth in this paragraph 7A shall not apply with respect to any Transfer by any Investor (i) in the case of any Investor who is an individual, pursuant to applicable laws of descent and distribution or among such Investor's Family Group or (ii) in the case of an Investor which is a company or partnership, among its Affiliates, and in the case of any MDCP Co-Investor, to its direct or indirect partners and investors or to other investment funds controlling, controlled by or common control with such MDCP Co-Investor (collectively referred to herein as "PERMITTED TRANSFEREES"); PROVIDED that the restrictions contained in this SECTION 7 shall continue to be applicable to the transferred Ordinary Shares after any such Transfer; PROVIDED FURTHER that the transferees of such Ordinary Shares shall have executed and delivered to the Board a Deed of Adherence in form and substance acceptable to the Company and the MDCP Co-Investor Majority (x) to be bound by the terms herein in the same manner and to the same extent as the transferor thereof and (y) assuming the obligations of the transferor hereunder with respect to the Ordinary Shares so transferred. Without limiting the proviso and the further proviso of the immediately foregoing sentence, (x) Permitted Transferees of DBCP Europe GP (Jersey) Limited shall include (i)


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Deutsche Bank AG, its Subsidiaries, holding companies and other Subsidiaries of any such holding company ("DBAG GROUP"), (ii) DB Capital Partners (Europe) 2002 L.P. (or a similar named entity), and/or any other partnership, fund or other investment entity established, managed, advised (including where a general partner of a partnership is advised) or sponsored by any member of the DBAG Group as a co-investment scheme operated wholly or partially for the benefit of employees of any member of the DBAG Group ("DB PARTNERSHIP"), any principal or executive of the DBAG Group and every nominee or other trustee of any such person, partnership, fund, investment entity or (iii) the general partner of such DB Partnership to hold on behalf of the DB Partnership, (y) Permitted Transferees of each of J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Investors (Cayman), L.P., J.P. Morgan Partners Global Investors A, L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P and J.P. Morgan Partners (BHCA), L.P. shall include (i) JP Morgan Chase, its Subsidiaries, holding companies and other Subsidiaries of such holding company (the "JPM GROUP"), (ii) any other partnership, fund or other investment entity established, managed, advised (including where a general partner of a partnership is advised) or sponsored by any member of the JPM Group as a co-investment scheme operated wholly or partially for the benefit of employees of any member of the JPM Group ("JPM PARTNERSHIP"), any principal or executive of the JPM Group and every nominee or other trustee of any such person, partnership, fund, investment entity or (iii) the general partner of such JPM Partnership to hold on behalf of the JPM Partnership, and (z) Permitted Transferees of each of Arthur Street Portfolio, L.P., Arthur Street Fund, L.P., Vesey Street Portfolio, L.P., Vesey Street Fund, L.P. and Passage Portfolio, L.P. shall include (i) Merrill Lynch & Co., Inc., its Subsidiaries, holding companies and other Subsidiaries of any such holding company ("ML GROUP"), (ii) any other partnership, fund or other investment entity established, managed, advised (including where a general partner of a partnership is advised) or sponsored by any member of the ML Group as a co-investment scheme operated wholly or partially for the benefit of employees of any member of the ML Group ("ML PARTNERSHIP"), any principal or executive of the ML Group and every nominee or other trustee of any such person, partnership, fund, investment entity or
(iii) the general partner of such ML Partnership to hold on behalf of the ML Partnership. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more Transfers to one or more Permitted Transferees and subsequently disposing of all or any portion of such party's interest in any such Permitted Transferee.

     7B. SALE OF THE COMPANY.

          (i) If the Board and MDCP Co-Investor Majority approve a Sale of the Company (an "APPROVED SALE"), each Investor shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a (a) merger or consolidation, each Investor shall waive any minority rights, objection rights, appraisal rights or similar rights in connection with such merger or consolidation or (b) sale of Ordinary Shares, each Investor shall agree to Transfer all of its Ordinary Shares and rights to acquire Ordinary Shares on the terms and conditions approved by the Board. Each Investor holding Ordinary Shares shall promptly take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Board.


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          (ii) The obligations of the Investors holding Ordinary Shares with respect to the Approved Sale are subject to the satisfaction of the following conditions: (a) upon the consummation of the Approved Sale, all of the holders of Ordinary Shares shall receive the same form and amount of consideration per Ordinary Share; and (b) if any Investors, as the case may be, are given an option as to the form and amount of consideration to be received, in respect of their Ordinary Shares, each Investor shall be given the same option.

          (iii) Each Investor Transferring Ordinary Shares pursuant to this paragraph 7B shall pay its pro rata share (based on the relative aggregate amount of consideration received by each Investor pursuant to such Transfer of such Ordinary Shares) of the expenses incurred by the Company and the Investors in connection with such Transfer and shall be obligated to transfer such Ordinary Shares on such terms, conditions, warranties, representations, covenants, undertakings, indemnities and other obligations that the Board specifies in connection with such Transfer (other than any such obligations that relate specifically to a particular Investor such as indemnification with respect to representations and warranties given by a Investor regarding such Investor's title to and ownership of Ordinary Shares, which such Investor shall be required to provide only with respect to itself and its Ordinary Shares); PROVIDED that no Investor shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net proceeds paid to such holder in connection with such Transfer; PROVIDED further that, without limiting the obligations of any other Investor, no Investor shall be required to provide any indemnification (other than indemnification with respect to representations and warranties given by such Investor regarding such Investor's title to and ownership of Ordinary Shares) that would violate any provision of such Investor's constitutive documents as in effect on the date of this Agreement.

     7C. TAG-ALONG RIGHTS.

          (i) At least 30 days prior to any Transfer (other than an Exempted Transfer) by any MDCP Co-Investor or its Permitted Transferees of Ordinary Shares, such MDCP Co-Investor or the Company shall deliver a written notice (the "SALE NOTICE") to each other Investor (collectively, the "OTHER INVESTORS") specifying in reasonable detail the identity of the prospective transferee(s), the number of Ordinary Shares to be transferred and the terms and conditions of the proposed Transfer.

          (ii) Upon receipt of the Sale Notice, the Other Investors may elect to participate in the contemplated Transfer by delivering written notice to the Board within 15 days after delivery of the Sale Notice. Such participation shall be based on the pro rata share represented by the Ordinary Shares owned by each Investor participating in such Transfer relative to the aggregate number of all Ordinary Shares and Class D Convertible Shares owned by Persons participating in such Transfer. If the Other Investors have not elected to participate in the contemplated Transfer (through notice to such effect or expiration of the 15-day period after delivery of the Sale Notice), then the MDCP Co-Investor proposing to make such Transfer and its Permitted Transferee may Transfer the Ordinary Shares specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 90-day period immediately following the date of the delivery of the Sale Notice. The Ordinary Shares of the MDCP Co-Investor and its Permitted Transferees not Transferred within such 90-day period shall be subject to the provisions of this paragraph 7C upon subsequent Transfer thereof.

          (iii) The MDCP Co-Investor and any Permitted Transferee proposing to Transfer Ordinary Shares shall use reasonable best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Investors who have elected to participate in any contemplated Transfer, and shall not Transfer any of its Ordinary Shares to any prospective transferee if such prospective transferee(s) declines to allow the participation of the Other Investors to the extent permitted by this paragraph 7C. Each Investor transferring Ordinary Shares pursuant to this paragraph 7C shall pay its pro rata share (determined on a pro rata basis, based upon the number of Ordinary Shares transferred) of the expenses incurred by the Investors and the Company in connection with such Transfer and shall be obligated to join in any terms, conditions, warranties, representations, covenants, undertakings, indemnities and other obligations that the MDCP Co-Investor, any of its Permitted Transferees, the Board or the Company agrees to provide in connection with such Transfer (other than any such obligations that relate specifically to a particular Investor such as indemnification with respect to representations and warranties given by an Investor regarding such shareholder's title to and ownership of Ordinary Shares, which such Investor shall be required to provide only with respect to itself and its Ordinary Shares); PROVIDED that no Investor shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net proceeds paid to such Investor in connection with such Transfer; PROVIDED further that, without limiting the obligations of any other Investor, no Investor shall be required to provide any indemnification (other than indemnification with respect to representations and warranties given by such Investor regarding such Investor's title to and ownership of Ordinary Shares) that would violate any provision of such Investor's constitutive documents as in effect on the date of this Agreement.

     Section 8. VOTING AGREEMENT. So long as the MDCP Co-Investors and their respective Permitted Transferees collectively hold a majority of the Ordinary Shares, each Investor shall vote all of its Equity Securities and take all other necessary or desirable actions (in such holder's capacity as a shareholder of the Company) as are requested by the MDCP Co-Investor Majority in order to cause the representatives to be elected as members of the Board as set forth in the Corporate Governance Agreement and as otherwise directed by the MDCP Co-Investor Majority. In addition, each Investor shall not vote its Equity Securities in connection with the removal of any of any designee of the MDCP Co-Investor Majority or any other Board member as a director unless and until the MDCP Co-Investor Majority directs such Investor how to vote on such removal. In addition, each Investor shall at all such times vote his or her Equity Securities on all matters presented to the Company's shareholders as directed by the MDCP Co-Investor Majority as long as such vote is not materially adversely discriminatory to such Investor in a manner different from the MDCP Co-Investor Majority. The provisions of this Section 8 shall terminate as of the effective date of the Company's initial Listing or upon consummation of a Sale of the Company.

     Section 9. TRANSFERS; FUTURE SALES. Prior to any Investor Transferring any Ordinary Shares to any Person (other than pursuant to a Listing or to a MDCP Co-Investor or its Permitted Transferees) or any Equity Securities or Equity Equivalents to any Person, such Investor shall cause the prospective transferee to be bound by this Agreement and to execute and deliver to the Company and the other Investors a Deed of Adherence to this Agreement in form and substance satisfactory to the MDCP Co-Investors and the Company. Transferees of Ordinary Shares held by Additional Investors shall be deemed to have the rights and obligations of Additional Investors with respect to such Ordinary Shares and transferees of Ordinary Shares held by any MDCP Co-Investor shall be deemed to have the rights and obligations of MDCP Co-Investors with respect to such Ordinary Shares; PROVIDED that notwithstanding the foregoing Ordinary Shares acquired by a MDCP Co-Investor from an Additional Investor shall be deemed to have the rights and obligations of Ordinary Shares held by a MDCP Co-Investor.

     Section 10. DEFINITIONS. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "AFFILIATE" of any particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity.

          "CLASS D CONVERTIBLE SHARES" means Class D Convertible Shares of the Company, nominal value E0.001 per share.

          "CORPORATE GOVERNANCE AGREEMENT" means that certain Corporate Governance Agreement, dated as of July 4, 2002, by and among the Company, MDCP IV and the other parties signatory thereto, as amended, modified, supplemented or waived from time to time.

          "EQUITY EQUIVALENTS" means any securities convertible into or exchangeable for any Equity Securities, including without limitation, warrants, options and other rights to acquire Equity Securities.

          "EQUITY SECURITIES" means any shares, share derivatives, share appreciation rights or other rights or instruments containing equity-like features or otherwise based on changes in the enterprise value of the issuer thereof or its Affiliates (other than ordinary course cash bonus payments) and any rights to acquire any such right or instrument.

          "EXCLUDED ISSUANCES" means the issuance of (i) any Ordinary Shares after the date hereof for management incentive and/or compensation purposes,
(ii) any Ordinary Shares (other than issuances to the MDCP Co-Investors in their capacity as equity holders of the Company) issued as consideration for an acquisition or joint venture transaction, (iii) any Ordinary Shares issued as an "equity kicker" in respect of indebtedness for borrowed money or any preferred Equity Securities, (iv) any Ordinary Shares issued upon conversion of any Equity Securities or Equity Equivalents, (v) any options, warrants or rights to acquire, or shares convertible into, Ordinary Shares listed in clauses (i) through (iv), and (vi) Ordinary Shares issued in connection with or pursuant to a Public Sale.

          "EXEMPTED TRANSFER" means a Transfer (i) to one or more Affiliates of a MDCP Co-Investor or its Permitted Transferees, (ii) to any members, partners, shareholders, officers or directors of a MDCP Co-Investor or entity controlling, controlled by or under common control with a MDCP Co-Investor or among the Family Group of any such Person, (iii) up to 25% of the aggregate Ordinary Shares held by the MDCP Co-Investors and their Permitted Transferees as of the Settlement Date plus the aggregate Ordinary Shares purchased by the MDCP Co-Investors and their Permitted Transferees after the Settlement Date, (iv) to any Person who becomes an Additional Investor hereunder on or prior to the Settlement Date or (v) in a Public Sale.

          "FAMILY GROUP" means, with respect to any Investor, such Investor's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Investor and/or such Investor's spouse, descendants, siblings and/or siblings' descendants.

          "5% OWNER" means any Person that owns 5% or more of the Company's Ordinary Shares on a fully-diluted basis.

          "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, is not a 5% Owner, who is not controlling, controlled by or under common control with any 5% Owner and who is not the spouse or descendent (by birth or adoption) of any 5% Owner.

          "LISTING" means the admission of all or any part of the Ordinary Shares to the Official List of The Irish Stock Exchange Limited or the Official List of the UK Listing Authority, and to trading on the market for listed securities of the London Stock Exchange or to trading on the Alternative Investment Market or the taking effect of any granting of permission to deal in the same on any recognized investment exchange (as that term is used in the Financial Services Act 1986) or the registration of all or any of the Ordinary Shares (or equivalent securities of any Subsidiary or American Depository Receipts with respect to any of the forgoing) on Form F-1, F-2 or F-3 (or any similar long-form or short-form registrations) pursuant to the United States Securities Act of 1933 (as amended) or any similar US federal law, or any similar listing or registration by the Company of the Ordinary Shares on the public stock exchange or securities market in any other jurisdiction.

          "MDCP CO-INVESTOR MAJORITY" means the holders of a majority of the Ordinary Shares held by all MDCP Co-Investors.

          "MDCP CO-INVESTORS" means, collectively, MDCP IV Global Investments LP, MDCP III Global Investments LP, MDSE III Global Investments LP and any Affiliate of the foregoing that owns or holds Ordinary Shares as of the date of determination and "MDCP Co-Investor" means any of the MDCP Co-Investors.

          "MEIA" means the Company's Amended and Restated Management Equity Incentive Agreement, dated as of September 5, 2002, by and between the Company and certain of its executives, as such agreement may be amended, restated, supplemented or waived from time to time.

          "MIP" means the Company's Amended and Restated Management Incentive Plan, approved by the Company on September 2, 2002, as amended, restated, supplemented or waived from time to time.

          "ORDINARY SHARES" means ordinary shares of the Company, nominal value E0.001 per share.

          "PERSON" means an individual, a partnership, a limited liability company an unlimited liability company, a company limited by guarantee, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PUBLIC SALE" means (x) any sale after a Listing in any European Union member state or (y) in the case of a Listing in the United States, any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

          "REGISTRATION AGREEMENT" means that certain Registration Rights Agreement, dated as of July 4, 2002, by and among the Company, MDCP IV and the other parties signatory thereto, as amended, modified, supplemented or waived from time to time.

          "SALE OF THE COMPANY" means the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or
(ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SUBSIDIARY" means any Company of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

     Section 11. MISCELLANEOUS.

     11A. COMPLETE AGREEMENT. This Agreement and the agreements contemplated hereby embody the complete agreement and understanding among the parties hereto with respect to the purchase of Ordinary Shares and supersedes and preempts any prior understandings, agreements or representations by or among the parties, whether written or oral, which may have related to the subject matter hereof in any way. Without limiting the generality of the immediately foregoing sentence, except as expressly set forth in this Agreement, none of the Company nor any MDCP Co-Investor has made or shall be deemed to have made any representation or warranty to any Additional Investor regarding the purchase and sale of Ordinary Shares hereunder and the transactions contemplated by this Agreement and the agreements contemplated hereby.

     11B. REMEDIES. Each holder of Ordinary Shares shall have all rights and remedies set forth in this Agreement and the Articles of Association and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     11C. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the MDCP Co-Investor Majority or, in the event that no MDCP Co-Investor holds Ordinary Shares, the holders of a majority of the Ordinary Shares then held by Investors and their Permitted Transferees; provided that if any such amendment, modification or waiver would materially adversely affect any Investor relative to the MDCP Co-Investor Majority, such amendment, modification or waiver shall be effective against such Investor only with the written consent of such Investor or the holders of a majority of Ordinary Shares held by all holders so adversely affected. No other course of dealing between the Company and any Investor or any delay in exercising any rights hereunder, under any agreement contemplated hereby or under the Articles of Association shall operate as a waiver of any rights of any such holders. Each Additional Investor agrees and acknowledges that the Company may issue Ordinary Shares hereunder after such Investor's Issuance Date, that the Person acquiring such Ordinary Shares may become a party hereto as an Additional Investor and that the SCHEDULE OF INVESTORS and SCHEDULE OF ADDITIONAL INVESTORS may be updated by the Company to reflect any such issuance, in each case without the consent of any Additional Investor hereunder.

     11D. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Investors' benefit as purchasers or holders of Ordinary Shares are, except as otherwise set forth herein, also for the benefit of, and enforceable by, any subsequent holder of such shares. The rights and obligations of any Investor under this Agreement and the agreements contemplated hereby may be assigned by such Investor at any time only with the prior written consent of such Investor.

     11E. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     11F. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     11G. DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     11H. GOVERNING LAW. The Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the laws of the State of Illinois without reference to its conflict of laws rules and the parties hereby submit to the non-exclusive jurisdiction of state and federal courts located in the State of Illinois.

     11I. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable express courier service by overnight mail (charges prepaid) or by facsimile. Such notices, demands and other communications shall be sent to the Investors and to the Company at the address indicated below:

          IF TO THE COMPANY:

               MDCP ACQUISITIONS PLC
               c/o Arthur Cox
               Earlsfort Centre
               Earlsfort Terrace
               Dublin 2
               Ireland
               Attention:    James O'Dwyer
               Facsimile:    +353-1-618-0618

          WITH A COPY TO:

               Arthur Cox
               Earlsfort Centre
               Earlsfort Terrace
               Dublin 2
               Ireland
               Attention:    James O'Dwyer
               Facsimile:    +353-1-618-0618

          IF TO THE MDCP CO-INVESTORS:

               c/o Madison Dearborn Partners, LLC
               Three First National Plaza,
               Suite 3800
               Chicago, Illinois 60602
               USA
               Attention:  Samuel M. Mencoff
               Facsimile:  312-895-1001

          WITH A COPY TO:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               USA
               Attention:  William S. Kirsch, P.C.
               Facsimile:  (312) 861-2200

          IF TO AN ADDITIONAL INVESTOR:

               To the address set forth for such Additional Investor on the SCHEDULE OF ADDITIONAL INVESTORS attached hereto or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     11J. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                       MDCP ACQUISITIONS PLC


                                       By:  /s/ SAMUEL M. MENCOFF
                                            -----------------------------------
                                       Its:
                                            -----------------------------------


                                       MDCP IV GLOBAL INVESTMENTS LP

                                       By:   MDP IV Global GP, LP
                                       Its:  General Partner

                                       By:   MDP Global Investors Limited
                                       Its:  General Partner

                                       By:  /s/ SAMUEL M. MENCOFF
                                            -----------------------------------
                                       Its:
                                            -----------------------------------


                                       MDCP III GLOBAL INVESTMENTS LP

                                       By:   MDP III Global GP, LP
                                       Its:  General Partner

                                       By:   MDP Global Investors Limited
                                       Its:  General Partner

                                       By:  /s/ SAMUEL M. MENCOFF
                                            -----------------------------------
                                       Its:
                                            -----------------------------------


                                       MDSE III GLOBAL INVESTMENTS LP

                                       By:   MDP III Global GP, LP
                                       Its:  General Partner

                                       By:   MDP Global Investors Limited
                                       Its:  General Partner

                                       By:  /s/ SAMUEL M. MENCOFF
                                            -----------------------------------
                                       Its:
                                            -----------------------------------



           [SIGNATURE PAGE TO SUBSCRIPTION AND SHAREHOLDERS AGREEMENT]

                                         DBCP EUROPE GP (JERSEY) LIMITED


                                         By: /s/ DIARMUID CUMMINS
                                            ------------------------------------
                                            Name:  Diarmuid Cummins
                                            Title: Attorney in fact




           [Signature Page to Subscription and Shareholders Agreement]
           -----------------------------------------------------------

                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                     (CAYMAN), L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          a general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS GLOBAL
                                     INVESTORS A, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:




           Signature Page to Subscription and Shareholders Agreement

                                     J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                     (CAYMAN) II, L.P.

                                     By:  JPMP GLOBAL INVESTORS, L.P.,
                                          a general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:


                                     J.P. MORGAN PARTNERS (BHCA), L.P.

                                     By:  JPMP MASTER FUND MANAGER, L.P.,
                                          its general partner

                                     By:  JPMP CAPITAL CORP.,
                                          its general partner

                                     By:  /s/ [ILLEGIBLE]
                                          ------------------------------------
                                          Name:
                                          Title:




           Signature Page to Subscription and Shareholders Agreement

                                       ARTHUR STREET PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       ARTHUR STREET FUND, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       VESEY STREET PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President




           Signature Page to Subscription and Shareholders Agreement

                                       VESEY STREET FUND, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President


                                       PASSAGE PORTFOLIO, L.P.

                                       By:  MLIM DivPEP I, LLC,
                                            its general partner

                                       By:  MLIM Private Equity, L.P.,
                                            its managing member

                                       By:  Portfolio Administration &
                                            Management Ltd.,
                                            its general partner

                                       By:  /s/ FRANK M. MACLOCE
                                            ----------------------------------
                                            Name:  Frank M. Macloce
                                            Title: Vice President




           Signature Page to Subscription and Shareholders Agreement

                                       NORTHWESTERN UNIVERSITY

                                       By:  /s/ WILLIAM H. McLEAN
                                            ----------------------------------
                                            William H. McLean

                                       Its:  Vice President & Chief Investment
                                             Officer
                                            ----------------------------------




           Signature Page to Subscription and Shareholders Agreement

                                             /s/ PAUL J. MAGNELL
                                            ----------------------------------
                                            Paul J. Magnell




           Signature Page to Subscription and Shareholders Agreement

                                       SPECIAL CO-INVEST I

                                       By:  /s/ WILLIAM S. KIRSCH
                                            ----------------------------------
                                       Its:
                                            ----------------------------------




           Signature Page to Subscription and Shareholders Agreement

                                       SCHWERIN COMPANY, L.L.C.

                                       By:  /s/ [ILLEGIBLE]
                                            ----------------------------------
                                       Its:  Member-Manager
                                            ----------------------------------




           Signature Page to Subscription and Shareholders Agreement

                                       RANDOLPH STREET PARTNERS V

                                       By:  /s/ WILLIAM S. KIRSCH
                                            ----------------------------------
                                            William S. Kirsch

                                       Its:  Managing Partner
                                            ----------------------------------




           Signature Page to Subscription and Shareholders Agreement

                              SCHEDULE OF INVESTORS
                            AS OF SEPTEMBER 12, 2002



                                                                    NUMBER OF
                     NAME OF INVESTOR                            ORDINARY SHARES
                     ----------------                            ---------------
MDCP IV Global Investments, L.P.                                   43,465,000
MDCP III Global Investments, L.P.                                   9,780,535
MDSE III Global Investments, L.P.                                     219,465
DBCP Europe GP (Jersey) Limited                                     7,500,000
J.P. Morgan Partners Global Investors, L.P.                           428,879
J.P. Morgan Partners Investors (Cayman), L.P.                         212,628
J.P. Morgan Partners Global Investors A, L.P.                          15,782
J.P. Morgan Partners Global Investors                                  25,254
   (Cayman) II, L.P.
J.P. Morgan Partners (BHCA), L.P.                                   2,817,457
Arthur Street Portfolio, L.P.                                         113,400
Arthur Street Fund, L.P.                                              201,450
Vesey Street Portfolio, L.P.                                          572,550
Vesey Street Fund, L.P.                                               441,750
Passage Portfolio, L.P.                                               170,850
Special Co-Invest I                                                    50,000
Schwerin Company, L.L.C.                                               25,000
Paul J. Magnell                                                        25,000
Northwestern University                                                10,000
Randolph Street Partners V                                            125,000
                                                                 -------------
          TOTAL                                                    66,200,000

                        SCHEDULE OF ADDITIONAL INVESTORS
                            AS OF SEPTEMBER 12, 2002


                                                       NUMBER OF
                 NAME OF INVESTOR                   ORDINARY SHARES     CONSIDERATION
                 ----------------                   ---------------     -------------
DBCP Europe GP (Jersey) Limited                        7,500,000            E7,500
PO Box 87,
22 Grenville Street,
St. Helier,
Jersey JE4 8PX

J.P. Morgan Partners Global Investors, L.P.              428,879           E428.88
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Investors (Cayman), L.P.            212,628           E212.63
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Global Investors A, L.P.             15,782            E15.78
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners Global Investors                     25,254            E25.25
   (Cayman) II, L.P.
Equity Investments
60 Wall Street
New York, NY  10260

J.P. Morgan Partners (BHCA), L.P.                      2,817,457         E2,817.46
Equity Investments
60 Wall Street
New York, NY  10260

Arthur Street Portfolio, L.P.                            113,400           E113.40
800 Scudders Mill Road
Plainsboro, NJ  08536

Arthur Street Fund, L.P.                                 201,450           E201.45
800 Scudders Mill Road
Plainsboro, NJ  08536


                                               NUMBER OF
                 NAME OF INVESTOR           ORDINARY SHARES         CONSIDERATION
                 ----------------           ---------------       ----------------

Vesey Street Portfolio, L.P.                    572,550               E572.55
800 Scudders Mill Road
Plainsboro, NJ  08536

Vesey Street Fund, L.P.                         441,750               E441.75
800 Scudders Mill Road
Plainsboro, NJ  08536

Passage Portfolio, L.P.                         170,850               E170.85
800 Scudders Mill Road
Plainsboro, NJ  08536

Special Co-Invest I                              50,000                E50.00
Three First National Plaza
Suite 3800
Chicago, IL  60602

Schwerin Company, L.L.C.                         25,000                E25.00
P.O. Box 608
1 Bayview Avenue
Oyster Bay, NY  11771

Paul J. Magnell                                  25,000                E25.00
11076 Shippey Lane
Rapid City, MI  49676

Northwestern University                          10,000                E10.00
Investment Office
633 Clark Street
Evanston, IL  60208

Randolph Street Partners V                      125,000                125.00
200 East Randolph Drive
Chicago, IL  60601
                                             ----------         --------------
          TOTAL                              12,735,000            E12,735.00